UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 Or 15(d) of the Securities Exchange Act Of 1934
Date of report (Date of earliest event reported): January 26, 2011
ACME PACKET, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33041	04-3526641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 Crosby Drive
Bedford, MA 01730
(Address of principal executive offices) (Zip Code)
(781) 328-4400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT LIST
Ex-99.1

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On January 26, 2011, the Board of Directors of Acme Packet, Inc. (the “Company”) appointed Russell Muirhead to fill the vacancy on the Board of Directors effective immediately. Dr. Muirhead will serve as a Class I Director whose term will expire at the annual meeting of stockholders to be held in 2013. The Board of Directors determined that Dr. Muirhead is independent within the meaning of the Marketplace Rules of the Nasdaq Stock Market, LLC. Dr. Muirhead was also appointed to serve on the Company’s Compensation Committee and Nominating and Corporate Governance Committee.
     Dr. Muirhead, age 45, holds an endowed professorship at Dartmouth College, where he teaches courses on ethics, the history of political thought, and American politics. Prior to Dartmouth, Muirhead was a faculty member at the University of Texas at Austin, Harvard University, and Williams College.
     Pursuant to the Company’s 2006 Director Option Plan, Dr. Muirhead received an option award for 12,500 shares of common stock, which shall vest in four equal quarterly installments, for his initial appointment to the Board. Dr. Muirhead will receive the following cash compensation for his services in fiscal year 2011 as member of the Company’s Board of Directors: (i) an annual retainer of $25,692 for his role on the Board of Directors; (ii) an annual retainer of $934 for his availability for telephonic meetings of the Board of Directors; and (iii) additional payments for attending meetings of the Board of Directors, Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee as follows: $1,500 for each in person meeting of the Board of Directors and $1,000 for each in person meeting of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.
Item 7.01 Regulation FD Disclosure.
     On January 27, 2011, the Company issued a press release announcing the appointment of Dr. Murihead as a member of the Board of Directors of the Company. A copy of this press release is furnished as Exhibit 99.1 to this report.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

Exhibit	Description

99.1	Press release dated January 27, 2011, entitled “Acme Packet Expands Board of Directors with Addition of Russell Muirhead”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 27, 2011

Acme Packet, Inc.
By:	/s/ Peter J. Minihane
	Name:	Peter J. Minihane
	Title:	Chief Financial Officer and Treasurer

EXHIBIT LIST

Exhibit	Description

99.1	Press release dated January 27, 2011, entitled “Acme Packet Expands Board of Directors with Addition of Russell Muirhead”